EXHIBIT 99

                         DEUTSCHE BANK SECURITIES [LOGO]

                                   CHASE 03-S4
                        30-YEAR JUMBO FIXED RATE PRODUCT
                             COLLATERAL DESCRIPTION

Product                                        Jumbo 30-year Fixed
Amount                                                $400,000,000    +/- 5%
Settle                                                    05/30/03

Gross WAC                                                    6.040%   +/- 15 bps
WAC Range                                         Range <= 200 bps
Servicing Fee                                               25 bps
WAM                                                            360    +/- 2 mos

Weighted Average LTV                                          66.0%   (+/-)
Average Loan Balance                                      $505,000    (+/-)

Full/Alt Documentation                                          96%   (+/-)

SF/PUD                                                          90%   (+/-)
Primary Residence                                               98%   (+/-)
Investor Properties                                              0%   (+/-)

Average FICO                                                   720    (+/-)

PMI                                            All Loans > 80% LTV

State Concentration                             Max 35% California

Delivery Variance                                    Plus/Minus 5%

Approximate Subordination                                     2.75%   (+/-)
Expected Rating Agencies                                    2 of 3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                        DEUTSCHE BANK SECURITIES [LOGO]

                                   CHASE 03-S4
                        15-YEAR JUMBO FIXED RATE PRODUCT
                             COLLATERAL DESCRIPTION

Product                                        Jumbo 15-year Fixed
Amount                                                $240,000,000    +/- 5%
Settle                                                    05/30/03

Gross WAC                                                    5.640%   +/- 15 bps
WAC Range                                         Range <= 250 bps
Servicing Fee                                               25 bps
WAM                                                            178    +/- 2 mos

Weighted Average LTV                                          55.0%   (+/-)
Average Loan Balance                                      $535,000    (+/-)

Full/Alt Documentation                                          95%   (+/-)

SF/PUD                                                          90%   (+/-)
Primary Residence                                               95%   (+/-)
Investor Properties                                              0%   (+/-)

Average FICO                                                   735    (+/-)

PMI                                            All Loans > 80% LTV

State Concentration                             Max 30% California

Delivery Variance                                    Plus/Minus 5%

Approximate Subordination                                     1.25%   (+/-)
Expected Rating Agencies                                    2 of 3


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.